Exhibit 99.1


                                   AGREEMENT

     This Agreement, dated and effective as of July 1, 2002, and replacing the previous agreement of May 1, 2002, is entered into by and among ATA Holdings Corp., an Indiana Corporation ("ATA"), Betaco Ltd., a Grand Cayman exempted company (Owner #1), and Betaco, Inc., a Delaware Corporation (Owner #2), (Owner #1 and Owner #2 collectively known as "Owners").

                                   RECITALS:

A. J. George Mikelsons ("Mikelsons") is founder and principal shareholder of ATA, an airline holding company, and is also the sole equity holder of Owners.

B. Owner #1 owns a Feadship motor yacht, with an overall length of 125 feet, beam of 28 feet, mean draft of 8 feet, with accommodations for 8 guests plus crew and Owner #2 owns an Express Buddy Davis with an overall length of 52 feet, beam of 16 feet, mean draft of 5 feet, with accommodations for 4 guests plus crew (the "Vessels").

C. ATA has used the Vessels for business purposes, which use, has historically accounted for most of their use.

D. Prior to January 1, 2002, Owners have never charged ATA for the business use of the Vessels, any of the costs or expenses of operating the Vessels, or any other maintenance of the Vessels.

E.   ATA desires to continue using the Vessels for its business purposes.

F. Owners are willing to allow ATA to continue using the Vessels, provided, that ATA employs the full-time crew necessary to maintain and operate the Vessels (the "Crew").

     NOW, THEREFORE, the parties agree as follows:

1. Employment of Crew. ATA shall maintain the Crew for the Vessels consisting of a captain and seven crewmembers at the sole expense of ATA. The names of the persons ATA will hire as the initial Crew are listed on the attached Exhibit A.

     The Crew shall be hired at the initial salary set forth opposite their name on the attached Exhibit A. The parties agree to treat the Crew as employees of ATA for all purposes. Each member of the Crew shall be assigned to work on the Vessels in the capacity set forth on Exhibit A. The Crew shall be available on a full time basis, including during periods that ATA is not using the Vessels. ATA shall provide benefits to the Crew equivalent to ATA's other salaried or hourly employees who are similarly compensated.

     Each member of the Crew will be an employee-at-will, and ATA, in its sole discretion, may fire any or all members of the Crew. ATA will confer with Owners in all employment matters relating to the Crew. If the employment of a member of the Crew is terminated for any reason, ATA shall replace such person with a person of equivalent experience and ability after consulting with Owners.


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2.   Use of Vessels. ATA may use the Vessels at any time with the following limitations:

     (a) Notice of Intended Use by ATA. ATA, through any authorized officer, shall give Owners reasonable notice of its intended use of the Vessels. Each use of the Vessels shall be considered a separate charter, and each notice relating to a charter shall provide the following: the date(s) of such charter, the time ATA anticipates boarding the Vessels, the time ATA anticipates returning the Vessels, and any other specific requirements ATA has with respect to the charter. (See Exhibit B)

     (b) Limitation on Use. ATA will use the Vessels solely for their intended uses and will follow all applicable laws, rules and regulations pertaining to its possession and operation of the Vessels. ATA will not carry passengers or cargo for hire.

     (c) Return of Vessels. Following each charter of the Vessels by ATA, ATA shall return the Vessels in good repair, ordinary wear and tear resulting from proper use excepted.

     (d) Owners' Use. Owners may use the Vessels any time that ATA is not using the Vessels.

3. Audit Committee Review and Reimbursement. No less often than annually, ATA's Audit Committee, with the assistance of ATA's independent outside auditors, will review this Agreement, including the expense of employment of the Crew compared to the rate which would be charged by an outside third party under a fair market rental contract for the use of the Vessels that is the equivalent to ATA's usage. In the event that in any fiscal year, the expense of employment of the Crew is more than the rate which would have been charged by an outside third party under a fair market rental contract for the actual usage of the Vessels, the Audit Committee will advise the Chief Financial Officer of ATA and he shall invoice the Owners for the difference. Owners hereby agree to pay such difference, if any.

4. Term. This Agreement shall continue until terminated by either party providing thirty (30) days written notice to the other party.

5. Maintenance of Vessels. The Vessels are equipped with all safety equipment required by the United States Coast Guard for such Vessels. The Vessels were overhauled and inspected by Owners prior to May 1, 2002 and at that time were found to be seaworthy and otherwise in good condition. Owners shall provide all maintenance aboard the Vessels including: routine inspections and repair. ATA shall not make any alterations in or to the Vessels. Owners shall provide fuel, potable water, food and refreshments along with all normal supplies for use aboard the Vessels in a manner that is comparable to what would be available under charter contracts with other yachts of this class.

     Owners have not and do not make any representation, warranty, or covenant, express or implied, with respect to the condition, quality, durability, or suitability for ATA's intended use of the Vessels. Owners will not be liable to ATA for any liability, loss, or damage caused by or alleged to be caused directly or indirectly by the Vessels, by any inadequacy of, or defect in, or any incident in connection with the Vessels, while they are in ATA's possession.



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                                                                             3


6. Insurance. Owners shall purchase from an insurance company, and thereafter maintain in full force and effect, insurance policies payable to Owners in the following amounts:

     (a) Standard yacht hull insurance providing full marine coverage in the amount of $7,000,000 for the Feadship and $1,000,000 for the Express Buddy Davis;

     (b)  Protection and indemnity insurance in the amount of $10,000,000.

7. Maritime Liens. Subject to applicable maritime law, Owners maintain all normal ownership responsibilities. ATA shall not incur any maritime liens or other encumbrances on the Vessels, and shall not remove or deface any notice that may be posted on the Vessels by Owners as evidence of Owners' interest.

8. Breach and Remedy. In the event either party fails to perform its obligations under this Agreement, the aggrieved party shall have all rights and remedies available to them at law (including reasonable attorneys' fees), in equity, or otherwise.

9. Assignment. ATA shall not assign or sublet its interest in the Vessels without the prior written consent of Owners.

10. Notices. Any notices required to be given hereunder shall be in writing and shall be deemed effective as follows: (a) if delivered personally, by mail or by reputable commercial courier by receipted delivery, upon the date of actual delivery of such notice to the notice party at the address listed below for such party; or (b) if sent by facsimile, on the date of the sender's receipt of transmission confirmation of such notice to the notice party at the facsimile number listed below, provided that if the receipt of such transmission is after 5:00 p.m. (local time of the notice party) such notice shall be deemed effective as of the next succeeding business day and further provided that the party giving such notice mails a copy of such notice to the notice party at the address listed below within three days after the transmission of such notice by facsimile. The addresses and facsimile numbers of the parties to this Agreement, as of the date hereof, are as follows:

     (a)      IF TO ATA, TO:
              7337 W. Washington Street
              Indianapolis, IN 46231

              ATTN:      Brian T. Hunt
                         Vice President & General Counsel
              PHONE:     317-240-7433
              FACSIMILE: 317-240-7091

     (b)      if to Owners:
              6969 W. 79th Street
              Indianapolis, IN 46278

              ATTN:      J. George Mikelsons, Chairman
                         Betaco, Inc.
              PHONE:     317-876-0990
              FACSIMILE: 317-876-9999


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                                                                             4

     Either party may change its address or facsimile number by providing written notice of such change as provided in this Paragraph 11 to the other party.

11. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Indiana and the laws of the United States, notwithstanding any state's choice of law rules to the contrary.

12. Modification. No change or modification of this Agreement shall be valid unless the same is in writing and duly executed by all of the parties hereto.

13. No Waiver. Any waiver of any provision of this Agreement must be in writing and signed by each party against whom the claim is being asserted. No waiver of any provision of this Agreement will constitute a waiver of any other provision of this Agreement (whether or not similar) or a continuing waiver. The performance by any of the parties hereto of any act not required of it under the terms and conditions of this Agreement will not constitute a waiver of the parameters for and limitations on its obligations under this Agreement, and no such performance shall stop such party from asserting such parameters or limitations as to any further or future performance of his, her or its obligations.

14. Complete Agreement. This Agreement represents a complete and total integration of the agreement of the parties hereto and supersedes all prior or contemporaneous written or oral agreements relating to this subject matter. The parties hereto agree that any and all prior agreements covering the subject matter of this Agreement are hereby terminated and of no further force or effect.

15. Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions of this Agreement and the Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

16. No Third Party Beneficiary. This Agreement is intended and agreed to be solely for the benefit of the parties hereto, and no third party, including the Crew, shall accrue any benefit, claim or right of any kind whatsoever pursuant to, under, by or through this Agreement.

17. Execution in Counterpart; Facsimile Signature. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. The parties agree that delivery of executed counterparts of this Agreement may be effected by facsimile transmission and that any such transmitted counterpart shall be deemed an originally executed counterpart.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]


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          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          ATA HOLDINGS CORP.

                                          By: _____________________________
                                          Printed: __________________________
                                          Title: ____________________________

                                          BETACO, LTD.

                                          By: ______________________________
                                          Printed: ___________________________
                                          Title: _____________________________


                                          BETACO, INC.

                                          By: _____________________________
                                          Printed: __________________________
                                          Title: ____________________________



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                                   Exhibit A
                                   ---------

--------------------------------------------------------------------------------
                                                                     ANNUAL
      CREW MEMBER                POSITION                         COMPENSATION
--------------------------------------------------------------------------------

Rhett G. Infinger           Captain/Orion                         $100,000

Richard L. Myers, II        Captain/Orion's Little Dipper         $47,500

Michael J. Fetton           Engineer                              $49,060

Shirley A. Stirling         Stewardess                            $33,800

David Hole                  Mate                                  $38,800

Sean J. Pallent             Mate                                  $30,000

Allyson S. Overton          Stewardess                            $26,000



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                                   EXHIBIT B
                                   ---------

                         NOTICE OF INTENDED USE BY ATA



ATA SPONSOR:
                    ----------------------------------------------------------
GUEST NAMES:
                    ----------------------------------------------------------

DATE OF CHARTER:
                    ----------------------------------------------------------
BOARDING TIME:
                    ----------------------------------------------------------

PROPOSED ROUTING:
                    ----------------------------------------------------------

                    ----------------------------------------------------------

                    ----------------------------------------------------------


RETURN DATE:
                    ----------------------------------------------------------
RETURN TIME:
                    ----------------------------------------------------------
BUSINESS PURPOSE:
                    ----------------------------------------------------------